                                                                   EXHIBIT 10.10

                          TRADEMARK SECURITY AGREEMENT

            Trademark Security Agreement, dated as of July 28, 2005 (as amended, restated or otherwise modified from time to time, the "Trademark Security Agreement"), between ARTISTDirect, Inc. a Delaware corporation ("Grantor") and U.S. Bank National Association, in its capacity as collateral agent for the Initial Purchasers and all other Holders of the Securities (together with its successors and assigns in such capacity, the "Collateral Agent").

                              PRELIMINARY STATEMENT

            WHEREAS, Grantor is a party to a Security Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Security Agreement") between Grantor and the other grantors party thereto and the Collateral Agent, as well as certain other Transaction Documents as described in that certain Note and Warrant Purchase Agreement dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Note and Warrant Purchase Agreement") by and among Company, the investors listed on the signature pages thereto and the Collateral Agent pursuant to which Grantor is required to execute and deliver the Security Agreement and this Trademark Security Agreement.

            NOW, THEREFORE, in consideration of the promises contained therein and to induce the Initial Purchasers to enter into the Transaction Documents, Grantor hereby agrees with the Collateral Agent, as follows:

            Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            Section 2. Grant of Security Interest in Trademark Collateral. Grantor hereby pledges and grants to Collateral Agent, for the benefit of the Initial Purchasers and Holders of the Securities, a security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

            (a) all United States federal and state trademarks, foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certifications marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, including the registrations and applications referred to on Schedule I hereto (collectively, "Trademarks");

            (b) any and all agreements providing for the granting of any right in or to Trademarks (whether Grantor is licensee or licensor thereunder) including those referred to on Schedule I hereto (collectively, "Trademark Licenses");

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            (c) all extensions or renewals of the foregoing;

            (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

            (e) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill; and

            (f) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

            Section 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Initial Purchasers and Holders of the Securities pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement and the other Transaction Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

            Section 4. Applicable Law. This Trademark Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

            Section 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank]

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            IN WITNESS WHEREOF, Grantor has caused this Trademark Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                         ARTISTDIRECT, INC., a Delaware
                                         corporation

                                         By: /s/ Robert N. Weingarten
                                             -----------------------------
                                             Name: Robert N. Weingarten
                                             Title: Chief Financial Officer

                         [Trademark Security Agreement]

Accepted and Agreed:

U.S. BANK NATIONAL ASSOCIATION
as Collateral Agent

By: /s/ Brad E. Scarbrough
    -----------------------------
    Name:  Brad E. Scarbrough
    Title: Vice President

                         [Trademark Security Agreement]

                                   SCHEDULE I
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                    TRADEMARK REGISTRATIONS AND APPLICATIONS

Federal Trademark Filings

           MARK               APPL. NO.    APPL. DATE    REG. NO.    REG. DATE           OWNER
--------------------------    ---------    ----------    --------    ---------    ------------------
       ARTISTDIRECT            75927362      2/24/00     2742630      7/29/03     ARTISTdirect, Inc.

            A                  76072567      6/19/00     2764726      9/16/03     ARTISTdirect, Inc.

            A                  76072566      6/19/00     2457335       6/5/01     ARTISTdirect, Inc.

            A                  76072563      6/19/00     2569613      7/17/01     ARTISTdirect, Inc.

            A                  76072562      6/19/00     2473501      7/31/01     ARTISTdirect, Inc.

            A                  76072561      6/19/00     2473500      7/31/01     ARTISTdirect, Inc.

            A                  76072560      6/19/00     2524524       1/1/02     ARTISTdirect, Inc.

BORN ON THE WORLD WIDE WEB     75768869       8/4/99     2382999       9/5/00     ARTISTdirect, Inc.

BORN ON THE WORLD WIDE WEB     75768868       8/4/99     2382998       9/5/00     ARTISTdirect, Inc.

BORN ON THE WORLD WIDE WEB     75768011       8/4/99     2382995       9/5/00     ARTISTdirect, Inc.

  THE ULTIMATE BAND LIST       75306059      6/10/97     2407553     11/28/00     ARTISTdirect, Inc.

       ARTISTDIRECT            75418187      7/15/98     2355839       6/6/00     ARTISTdirect, Inc.

       ARTISTDIRECT            75061782       2/2/96     2155335       5/5/98     ARTISTdirect, Inc.

       ARTISTDIRECT            75061781       2/2/96     2288100     10/19/99     ARTISTdirect, Inc.

           UBL                 75306060      6/10/97     2190655      9/22/98     ARTISTdirect, Inc.

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

State Trademark Filings

         MARK                STATE       APPL. NO.    APPL. DATE    REG. NO.      REG. DATE              OWNER
----------------------    -----------    ---------    ----------    --------    --------------    ------------------
THE ULTIMATE BAND LIST    Puerto Rico                                50161      April 30, 2002    ARTISTdirect, Inc.

     ARTISTDIRECT         Puerto Rico                                50159      April 30, 2002    ARTISTdirect, Inc.

     ARTISTDIRECT         Puerto Rico                                49609      March 31, 2002    ARTISTdirect, Inc.

         UBL              Puerto Rico                                49616      March 31, 2002    ARTISTdirect, Inc.

         UBL              Puerto Rico                                49615      March 31, 2002    ARTISTdirect, Inc.

THE ULTIMATE BAND LIST     Tennessee                                 49614      March 31, 2002    ARTISTdirect, Inc.

THE ULTIMATE BAND LIST    Puerto Rico                                49614      March 31, 2002    ARTISTdirect, Inc.

THE ULTIMATE BAND LIST     Tennessee                                 49613      March 31, 2002    ARTISTdirect, Inc.

THE ULTIMATE BAND LIST    Puerto Rico                                49613      March 31, 2002    ARTISTdirect, Inc.

THE ULTIMATE BAND LIST     Tennessee                                 49612      March 31, 2002    ARTISTdirect, Inc.

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

THE ULTIMATE BAND LIST    Puerto Rico                              49612        March 31, 2002    ARTI STdirect, Inc.

     ARTISTDIRECT          Tennessee                               49611        March 31, 2002    ARTI STdirect, Inc.

     ARTISTDIRECT          Tennessee                               49610        March 31, 2002    ARTI STdirect, Inc.

     ARTISTDIRECT          Tennessee                               49609        March 31, 2002    ARTI STdirect, Inc.

         UBL              Puerto Rico                              50158        April 30, 2002    ARTI STdirect, Inc.

         UBL              Puerto Rico                              50157        April 30, 2002    ARTI STdirect, Inc.

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